SECURITY EQUITY FUND
MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001

                          SUPPLEMENT DATED MAY 23, 2003
                      TO PROSPECTUS DATED FEBRUARY 1, 2003

THE PROSPECTUS IS AMENDED BY ADDING THE NEW SECTION, "PROPOSED REORGANIZATIONS,"
FOLLOWING "FEES AND EXPENSES OF THE FUNDS."

PROPOSED REORGANIZATIONS

On  May  2,  2003,  the  Board  of  Directors  approved  the  reorganization  of
International  Fund into  Global  Fund and  Technology  Fund into Mid Cap Growth
Fund. The Board of Directors also called special meetings of the shareholders of
International   Fund  and  Technology  Fund,   respectively,   to  vote  on  the
reorganizations. The meetings of shareholders are expected to occur on September
30, 2003 ("Meetings").

The  reorganizations  are being proposed due to the low asset levels and limited new sales of International  Fund and Technology Fund. The Board, which carefully considered the proposed  reorganizations  and determined  them to be in the best interests of  shareholders,  believes  the  reorganizations  provide  compatible investment alternatives for International Fund and Technology Fund shareholders.

If  the  respective   reorganizations   are  approved  by  the  shareholders  of
International  Fund and Technology Fund,  shares of  International  Fund will be converted  on a  tax-free  basis  into  shares  of  Global  Fund and  shares  of
Technology  Fund will be  converted  on a tax-free  basis into shares of Mid Cap
Growth Fund,  in an amount  based on relative net asset values of  International
Fund and Global Fund, and Technology Fund and Mid Cap Growth Fund, respectively, on the conversion date. The closing of each  reorganization  will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed  reorganization  will qualify as a tax-free  reorganization for federal income tax purposes.

If shareholders of International Fund and Technology Fund approve the respective reorganizations,  then  shortly  following  the  closing of the  reorganization, shareholders of International  Fund will become  shareholders of Global Fund and shareholders of Technology Fund will become shareholders of Mid Cap Growth Fund.
Each  reorganization,  if  approved  by  shareholders,  is  expected  to  become effective  on or about  October  1,  2003.  In the  event  the  shareholders  of
International  Fund or  Technology  Fund  fail to  approve  the  reorganization,
International  Fund or Technology Fund, as applicable,  would continue to engage in business as a registered  investment company and the Board of Directors would
consider  other  proposals  for  the   reorganization   or  liquidation  of  the
International and Technology Funds.

THE INVESTMENT MANAGER HAS ENGAGED NORTHERN TRUST  INVESTMENTS,  INC. TO PROVIDE
INVESTMENT  ADVISORY  SERVICES TO THE ENHANCED  INDEX FUND AND THE PROSPECTUS IS
AMENDED AS FOLLOWS.

THE  PROSPECTUS  IS  AMENDED  BY  DELETING  ALL  REFERENCES  TO  DEUTSCHE  ASSET
MANAGEMENT,  INC.  AS  SUB-ADVISER  TO  ENHANCED  INDEX  FUND AND BY ADDING  THE
FOLLOWING PARAGRAPHS TO THE SECTION, "SUB-ADVISERS."

The Investment Manager has engaged Northern Trust Investments,  Inc. ("NTI"), 50
LaSalle Street, Chicago, Illinois 60675, to provide investment advisory services to Enhanced Index Fund.  NTI is a wholly-owned  subsidiary of The Northern Trust
Company and primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of December 31, 2002,
NTI had approximately $133.5 billion in assets under management.

The  Northern  Trust  Company is the  principal  subsidiary  of  Northern  Trust
Corporation,  a bank holding company.  Northern Trust  Corporation,  through its subsidiaries,  has for more than 100 years  managed  the assets of  individuals, charitable organizations, foundations and large corporate investors.

THE  PROSPECTUS  IS  FURTHER  AMENDED  BY  DELETING  THE  EXISTING  BIOGRAPHICAL
INFORMATION  FOR THE  ENHANCED  INDEX FUND  PORTFOLIO  MANAGER AND BY ADDING THE
FOLLOWING TO THE "PORTFOLIO MANAGER" SECTION OF THE PROSPECTUS.

PATRICK CANNON,  Senior Vice President of NTI and Managing  Director of the U.S.
index management group of Northern Trust Global Investments, has been co-manager of Enhanced Index Fund since May 2003. Prior to joining NTI in 2003, he was head of U.S. equity index  management for Deutsche Asset  Management,  Inc. He joined
Deutsche in 2000 after ten years in various  management,  trading and  strategic positions at Barclays Global  Investors.  Mr. Cannon has a bachelor's  degree in
Mathematics from the University of Newcastle, Australia.

PETER  KUNTZ,  Senior  Vice  President  of  NTI  and  Managing  Director  of the
international index management group of Northern Trust Global  Investments,  has been co-manager of Enhanced Index Fund since February 2003.  Previously,  he was head of international equity index funds for Deutsche Asset Management,  Inc. He joined Deutsche in 1980. Mr. Kuntz has a bachelor's  degree from Rutgers College and a MBA from New York University.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE